UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2023

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Uppsalalaan 17
3584 CT Utrecht
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2023, Merus N.V. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). For all proposals, a total of 36,347,050 common shares were present or represented by proxy at the Annual Meeting, representing approximately 78.11% of the Company’s outstanding common stock as of the April 28, 2023 record date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1 - Adoption of Dutch statutory annual accounts for the financial year 2022:

For	Against	Abstain	Broker Non-Votes
36,294,540	600	51,910	—

Proposal 2 - Appointment of the external auditor for the financial year 2023 for purposes of Dutch law:

For	Against	Abstain	Broker Non-Votes
36,345,596	954	500	—

Proposal 3 - Release of each member of our board of directors from liability for the exercise of their duties:

For	Against	Abstain	Broker Non-Votes
33,796,199	2,499,263	51,588	—

Proposal 4 - Re-appointment of Sven (Bill) Ante Lundberg, M.D. as executive director:

For	Against	Abstain	Broker Non-Votes
36,069,783	225,457	51,810	—

Proposal 5 - Re-appointment of Anand Mehra, M.D. as non-executive director:

For	Against	Abstain	Broker Non-Votes
34,684,556	1,611,084	51,410	—

Proposal 6 - Re-appointment of Victor Sandor, M.D.C.M. as non-executive director:

For	Against	Abstain	Broker Non-Votes
36,110,890	184,175	51,985	—

Proposal 7 - Extending authorization of our board of directors to issue ordinary shares (or rights to subscribe for ordinary shares) in the Company’s capital:

For	Against	Abstain	Broker Non-Votes
29,414,744	6,880,798	51,508	—

Proposal 8 - Extending authorization of our board of directors to limit or exclude pre-emption rights:

For	Against	Abstain	Broker Non-Votes
29,433,560	6,861,866	51,624	—

Proposal 9 - Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital:

For	Against	Abstain	Broker Non-Votes
36,292,784	2,443	51,823	—

Proposal 10 - Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
35,684,678	408,195	254,177	—

Based on the foregoing votes, the shareholders re-elected Sven (Bill) Ante Lundberg as an executive director to serve until the 2027 annual general meeting of shareholders of the Company (the “2027 Annual Meeting”), Anand Mehra as a non-executive director to serve until the 2025 annual general meeting of shareholders of the Company and Victor Sandor as a non-executive director to serve until the 2027 Annual Meeting, and approved Proposals 1, 2, 3, 7, 8, 9 and 10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: May 30, 2023	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg, M.D.
	Title:	President, Chief Executive Officer and Principal Financial Officer